UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2020 (October 7, 2020)

Y-MABS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38650	47-4619612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue

Suite 3350

New York, New York 10169

(Address of principal executive offices) (Zip Code)

(646) 885-8505

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	YMAB	NASDAQ Global Select Market

Item 1.01	Entry into a Material Definitive Agreement.

On October 7, 2020, Y-mAbs Therapeutics, Inc., (the “Company”) and Memorial Sloan Kettering Cancer Center executed a Master Sponsored Research Agreement (the “MSRA”), effective as of October 7, 2020. Pursuant to the MSRA, the Company agreed to pay MSK to conduct certain research projects over a period of five (5) years related directly to the pretargeted radioimmunotherapy inventions which are the subject of that certain License Agreement executed among MSK, Massachusetts Institute of Technology and the Company on April 15, 2020 covering a worldwide exclusive license, and a research collaboration, to develop and commercialize antibody constructs based on the SADA-BiDE (2-step Self-Assembly and DisAssembly-Bispecific DOTA-Engaging antibody system) Pre-targeted Radioimmunotherapy Platform (the “SADA technology”).

The research will be conducted in accordance with written plans and budgets approved by the parties. MSK has granted the Company a non-exclusive, non-commercial, non-transferable, royalty-free license to use any inventions or discoveries developed by MSK within the scope of the information resulting from the project, for the Company’s internal, non-commercial research purposes. The Company has also been granted both a first option to negotiate an exclusive or non-exclusive commercial license to MSK's rights in inventions developed by MSK and a first option to negotiate an exclusive license to MSK's rights in inventions jointly developed by the parties.

The term of the MSRA continues until the earlier of (i) the completion of the activities set forth in each statement of work entered into thereunder or (ii) October 7, 2025. The MSRA or any individual statement of work may be terminated for convenience by either party upon prior written notice.

The foregoing description of the MSRA is not complete and is qualified in its entirety by reference to the text of the MSRA, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description/Exhibit
10.1*	Master Sponsored Research Agreement effective as of October 7, 2020 by and between the Company and Memorial Sloan Kettering Cancer Center
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

* Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-MABS THERAPEUTICS, INC.

Date: October 8, 2020	By:	/s/ Thomas Gad
Thomas Gad
Founder, Chairman, President and Head of Business Development and Head of Strategy